UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On December 14, 2020, Petroteq Energy Inc. disseminated a news release which is reproduced below in its entirety.

Petroteq Energy Announces That Upgrades to Its
Oil Sands Plant at Asphalt Ridge Have Been Completed

Company Says The Mining Contractor Has Already Mobilized Equipment To Site;
Expects That Mining Of Oil Sands Ore Will Begin This Week

SHERMAN OAKS, CA / ACCESSWIRE / December 14, 2020 / Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE)(OTC PINK:PQEFF)(FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, announced that work to upgrade the capacity and reliability of its oil sands plant at Asphalt Ridge (the "POSP") has been completed and commissioning of the POSP is now well underway. It is expected that commissioning activities will be completed this week after which it is planned to begin operating the POSP on a single day shift. Additional personnel will be trained during the initial operations and, assuming the plant operates as expected, it is anticipated that the POSP will move to a two-shift operation next year.

The Company has completed its evaluation of recently received mining quotations and has selected a mining contractor. The mining contract has been executed and the mining contractor has already begun mobilizing equipment to site. After initial work to prepare the site, it is expected that mining of oil sands ore will begin this week.

George Stapleton, Petroteq COO, commented: "We are pleased to have obtained a competitive proposal from a local, well established mining contractor who has already begun mobilizing equipment to the site to begin mining operations such that we should be able to restart the POSP and begin processing oil sands ore this week."

The Company also intends to complete two shares for debt transactions, pursuant to which it will issue an aggregate of 10,069,999 common shares in satisfaction of US$604,200 of indebtedness currently owed to two arm's length service providers. In addition, the Company intends to complete shares for debt transactions with its four directors, pursuant to which it will issue an aggregate of 3,959,498 common shares in satisfaction of US$277,165 of accrued and unpaid director fees owed to such directors to November 30, 2020.

The Company determined (with the creditors' consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital. The transactions are subject to completion and execution of definitive agreements and all necessary approvals, including from the TSX Venture Exchange (the "Exchange"). The securities issuable pursuant to the transactions will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period, and in the case of the shares issuable to the directors, an Exchange four-month hold period as well.

The shares for debt transactions with the four directors (Messrs Blyumkin, Bailey, Dennewald and Fuller) are each a "related party transaction" as defined under Multilateral Instrument 61-101 ("MI 61-101"). The transactions are exempt from the formal valuation requirements of MI 61-101 since none of the securities of the Company are listed on a stock exchange specified in section 5.5(b) thereof. The proposed transactions are exempt from the minority shareholder approval requirements of MI 61-101 since, at the time the transactions were agreed to, neither the fair market value of the transaction nor the fair market value of the consideration for the transaction, insofar as it involves interested parties, exceeded 25% of the Company's market capitalization.

Pursuant to a request from the TSX Venture Exchange, the Company also clarifies that the US$500,000 principal amount convertible note issued by the Company that was announced on November 11, 2020, has a maturity date of August 6, 2021 and has a fixed total rate of interest of 15.75% (annual rate of 21.0%), payable monthly. The net proceeds will be used by the Company on its extraction technology and for working capital.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its pilot heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including the timing of the completion of the commissioning activities, the POSP moving to two-shifts, restarting the POSP, and mining of the oil sands ore, and the closing of the shares for debt transactions. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant; equipment required to restart the plant being delivered on time; receipt of director and TSX Venture Exchange approval for the shares for debt transactions; and execution of definitive agreements for the shares for debt transactions and all closing conditions of the transaction being satisfied or waived. Material factors or assumptions were applied in providing forward- looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure to receive the necessary approvals for the shares for debt transactions; failure to negotiate and execute a definitive agreement for each of the shares for debt transactions; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non- essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: December 14, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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